Exhibit 99.1

3M COMMENCES SPLIT-OFF EXCHANGE OFFER FOR
FOOD SAFETY BUSINESS

ST. PAUL, MN - August 4, 2022 —3M Company (“3M”) (NYSE: MMM) announced today the commencement of an exchange offer to effect the separation of its food safety business (the “Food Safety Business”), in furtherance of the previously announced Reverse Morris Trust transaction with Neogen Corporation (“Neogen”) (NASDAQ: NEOG) through the merger of Garden SpinCo Corporation (“SpinCo”), currently a wholly-owned subsidiary of 3M formed to hold the Food Safety Business, with a subsidiary of Neogen (the “Merger”).

Key elements of the exchange offer include:

•
3M stockholders have the option to exchange some, all or none of their shares of 3M common stock for shares of common stock of SpinCo, subject to proration as described below. Shares of SpinCo common stock will convert automatically into the right to receive shares of Neogen common stock at the closing of the Merger, which is expected to occur promptly after completion of the exchange offer.

•
Tendering 3M stockholders are expected to receive approximately $107.53 of Neogen common stock for every $100.00 of shares of 3M common stock tendered and accepted in the exchange offer, subject to the upper limit described below.

•
3M will determine the prices at which shares of 3M common stock and shares of SpinCo common stock (and ultimately shares of Neogen common stock) will be exchanged by reference to the simple arithmetic average of the daily volume-weighted average prices of shares of 3M common stock on the New York Stock Exchange and shares of Neogen common stock on the Nasdaq Global Select Market on each of the last three full trading days ending on and including the second full trading day prior to the expiration date of the exchange offer (which are currently expected to be August 25, August 26 and August 29, 2022).

•
3M currently expects that approximately 108.3 million shares of SpinCo common stock will be available in the exchange offer, with the final number dependent on the number of outstanding shares of Neogen common stock outstanding immediately prior to the closing of the Merger. The number of shares of 3M common stock that will be accepted in the exchange offer will depend on the final exchange ratio, the number of shares of SpinCo common stock offered and the number of shares of 3M common stock tendered.  Based on recent trading prices of shares of 3M common stock and Neogen common stock, and assuming the issuance of 108.3 million shares of SpinCo common stock, if the exchange offer were fully subscribed, approximately 15.7 million shares of 3M common stock would be accepted for exchange in the exchange offer.

•	The exchange offer and withdrawal rights are scheduled to expire at 11:59 p.m., New York City time, on August 31, 2022, unless the exchange offer is extended or terminated.

The exchange offer is designed to permit 3M stockholders to exchange all or a portion of their shares of 3M common stock for shares of SpinCo common stock (which will convert into shares of Neogen common stock) at a discount of 7% to the per-share value of Neogen common stock, subject to an upper limit of 7.3515 shares of SpinCo common stock per share of 3M common stock.

Shares of SpinCo common stock will not be transferred to participants in the exchange offer. Promptly following the consummation of the exchange offer, a subsidiary of Neogen will be merged with and into SpinCo and SpinCo will become a wholly-owned subsidiary of Neogen. As a result of the Merger, each share of SpinCo common stock (except for certain excluded shares) will be converted into one share of Neogen common stock. No separate trading market currently exists or will exist for shares of SpinCo common stock.

The aggregate number of shares of Neogen common stock to be issued in the proposed transaction by Neogen will result in holders of shares of SpinCo common stock prior to the consummation of the proposed transaction collectively owning approximately 50.1% of the outstanding shares of Neogen common stock and holders of Neogen common stock prior to the consummation of the proposed transaction owning approximately 49.9% of the outstanding shares.

3M will announce the final exchange ratio used to determine the number of shares of SpinCo common stock that 3M stockholders participating in the exchange offer will receive for each share of 3M common stock accepted for exchange, as well as whether the upper limit will be in effect, through www.3mneogenexchange.com and by press release, no later than 11:59 p.m., New York City time, on the second full trading day prior to the expiration date of the exchange offer (currently expected to be August 29, 2022, unless the exchange offer is terminated or extended).

The exchange offer will expire at 11:59 p.m., New York City time, on August 31, 2022, unless terminated or extended, and the closing of the merger of the Neogen subsidiary with and into SpinCo is expected to occur promptly following the consummation of the exchange offer. The transactions are subject to customary closing conditions, including Neogen shareholder approval. Neogen has scheduled a special meeting of shareholders to be held on August 17, 2022 to approve the issuance of shares of Neogen common stock in the proposed transaction and certain other transaction-related proposals. The number of outstanding shares of 3M common stock will be reduced as a result of the exchange offer if the exchange offer is consummated.

The exchange offer will be subject to proration if the exchange offer is oversubscribed, and the number of shares of 3M common stock accepted in the exchange offer may be fewer than the number of shares of 3M common stock tendered.

If the exchange offer is consummated but is not fully subscribed, 3M will distribute the remaining shares of SpinCo Common Stock owned by 3M on a pro rata basis to 3M stockholders whose shares of 3M Common Stock remain outstanding after completion of the exchange offer, with a record date expected to be the close of business on August 31, 2022.

If the exchange offer is terminated by 3M without the exchange of shares (but the conditions to consummation of the proposed transaction have otherwise been satisfied), 3M intends to distribute all shares of SpinCo common stock owned by 3M on a pro rata basis to holders of shares of 3M common stock, with a record date to be announced by 3M.

For more information about the exchange offer, please contact the information agent, Georgeson LLC, at 1290 Avenue of the Americas, 9th Floor, New York, NY  10104 or at the telephone number 888-607-6511 (toll-free in the United States).

About 3M

At 3M, we apply science in collaborative ways to improve lives daily as our employees connect with customers all around the world. Learn more about 3M’s creative solutions to the world’s problems at www.3M.com or on Twitter @3M or @3MNews.

3M Media Contact:
Tim Post
(612) 398-4190

3M Investor Contact:
Bruce Jermeland
(651) 733-1807

 Diane Farrow
(612) 202-2449

Cautionary Notes on Forward-Looking Statements

This release includes “forward-looking statements” as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction between Neogen, 3M and SpinCo. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “forecast,” “outlook,” “target,” “endeavor,” “seek,” “predict,” “intend,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements, other than historical facts, including, but not limited to, statements regarding the expected timing and structure of the proposed transaction, the ability of the parties to complete the proposed transaction, the expected benefits of the proposed transaction, including future financial and operating results and strategic benefits, the tax consequences of the proposed transaction, and the combined Neogen-SpinCo company’s plans, objectives, expectations and intentions, legal, economic and regulatory conditions, and any assumptions underlying any of the foregoing, are forward-looking statements.

These forward-looking statements are based on Neogen and 3M’s current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from Neogen and 3M’s current expectations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the proposed transaction may not be satisfied or waived, on a timely basis or otherwise, including that the required approval by the shareholders of Neogen may not be obtained; (2) the risk that the proposed transaction may not be completed on the terms or in the timeframe expected by Neogen, 3M and SpinCo, or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; (5) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of Neogen and the Food Safety Business, on the expected timeframe or at all; (6) the ability of the combined company to implement its business strategy; (7) difficulties and delays in the combined company achieving revenue and cost synergies; (8) inability of the combined company to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the proposed transaction; (10) the risk that stockholder litigation in connection with the proposed transaction or other litigation, settlements or investigations may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in general economic and/or industry specific conditions; (13) actions by third parties, including government agencies; (14) the risks that the anticipated tax treatment of the proposed transaction is not obtained; (15) the risk of greater than expected difficulty in separating the Food Safety Business from the other businesses of 3M; (16) risks related to the disruption of management time from ongoing business operations due to the pendency of the proposed transaction, or other effects of the pendency of the proposed transaction on the relationship of any of the parties to the proposed transaction with their employees, customers, suppliers, or other counterparties; and (17) risk factors detailed from time to time in Neogen’s and 3M’s reports filed with the Securities and Exchange Commission (the “SEC”), including Neogen’s and 3M’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC, including Neogen’s registration statement on Form S-4 (Reg. No. 333-263667) that includes a prospectus relating to the shares of Neogen common stock to be issued in the proposed transaction, as amended and supplemented (the “Neogen Registration Statement”), which was declared effective by the SEC on August 4, 2022, Neogen’s definitive proxy statement on Schedule 14A with respect to the special meeting of Neogen shareholders in connection with the proposed transaction, as amended and supplemented (the “Proxy Statement”), filed with the SEC on July 18, 2022 and SpinCo’s registration statement on Form S-4 and Form S-1 (Reg. No. 333-263669) in connection with its separation from 3M that contains a prospectus relating to the shares of SpinCo common stock to be issued in the proposed transaction, as amended and supplemented (the “SpinCo Registration Statement”), which was declared effective by the SEC on August 4, 2022 , in each case, filed with the SEC in connection with the proposed transaction. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this communication. None of Neogen, 3M or SpinCo undertakes, and each party expressly disclaims, any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Important Information About the Transaction and Where to Find It

In connection with the proposed transaction, SpinCo filed the SpinCo Registration Statement and Neogen filed the Neogen Registration Statement and the Proxy Statement. 3M expects to file with the SEC a Schedule TO in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE SPINCO REGISTRATION STATEMENT, NEOGEN REGISTRATION STATEMENT, PROXY STATEMENT, 3M’S SCHEDULE TO AND ANY OTHER RELEVANT DOCUMENTS THAT ARE MADE AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT NEOGEN, 3M, SPINCO AND THE PROPOSED TRANSACTION. The SpinCo Registration Statement, Neogen Registration Statement, Proxy Statement, 3M’s Schedule TO and other documents relating to the proposed transaction (as they become available) can also be obtained free of charge from the SEC’s website at www.sec.gov. The SpinCo Registration Statement, Neogen Registration Statement, Proxy Statement, 3M’s Schedule TO and other documents (as they become available) can also be obtained free of charge from 3M upon written request to 3M Investor Relations Department, Bldg. 224-1 W-02, St. Paul, MN 55144, or by e-mailing investorrelations@3M.com or upon written request to Neogen’s Investor Relations, 620 Lesher Place, Lansing, Michigan 48912 or by e-mailing ir@neogen.com.

Participants in the Solicitation

This release is not a solicitation of a proxy from any investor or security holder. However, Neogen, 3M and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from shareholders of Neogen in connection with the proposed transaction under the rules of the SEC. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the shareholders of Neogen in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, are set forth in SpinCo Registration Statement, Neogen Registration Statement and Proxy Statement referenced above that were filed with the SEC. Information about the directors and executive officers of Neogen may also be found in Neogen’s Annual Report on Form 10-K filed with the SEC on July 27, 2022, and its definitive proxy statement relating to its 2021 Annual Meeting of Shareholders filed with the SEC on August 31, 2021. Information about the directors and executive officers of 3M may be found in its Annual Report on Form 10-K filed with the SEC on February 9, 2022, and its definitive proxy statement relating to its 2022 Annual Meeting of Stockholders filed with the SEC on March 23, 2022. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the SpinCo Registration Statement, Neogen Registration Statement and Proxy Statement filed with the SEC.

No Offer or Solicitation

This release is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.